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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                 March 23, 2006
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                            FOOTHILLS RESOURCES, INC.
                            -------------------------
             (Exact name of Registrant as specified in its charter)



Nevada                                 001-31546                98-0339560
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(State or other jurisdiction     (Commission File number)     (IRS Employer
of incorporation or organization)                            Identification No.)


 Canadiana Lodge, Wellfield Close, Coad's Green, Launceston,  Cornwall, England,
                                    PL15 7LR
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               (Address of principal executive offices) (Zip Code)

                               011.441.566.782.199
                               -------------------
              (Registrant's Telephone Number, Including Area Code)


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                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

 [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

 [] Soliciting material pursuant to Rule 14a-12 under the  Exchange  Act (17 CFR
    240.14a-12)

 [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

 [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                Section 1 - Registrant's Business and Operations

Item 1.01.        Entry into a Material Definitive Agreement.

         As previously reported, as of February 15, 2006, Foothills Resources, Inc. (the "Registrant") entered into a Term Sheet (the "Term Sheet") with Brasada Resources, LLC (together with its corporate successor in interest, Brasada California, Inc., "Brasada"). Brasada is engaged in oil and gas exploration and development. As contemplated by the Term Sheet, on or before June 15, 2006 a newly-formed, wholly-owned subsidiary of the Registrant will merge with and into the corporate successor in interest to Brasada (the "Merger"), as a result of which Registrant will acquire all of the issued and outstanding capital stock of Brasada and Brasada will become a wholly-owned subsidiary of the Registrant.

         The Term Sheet contemplates that, as a condition to the closing of the Merger, the Registrant will have closed a private placement offering (a "PPO"), to be conducted pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), provided by Rule 506 of Regulation D and Section 4(2) of the Securities Act, whereby the
Registrant will offer and sell up to 10,000,000 units ("Units") of the Registrant's securities at a price of $0.70 per Unit, or an aggregate offering price of $7,000,000. Each Unit will consist of one share of common stock, par value $0.001 per share ("Common Stock") and Common Stock purchase warrants ("Warrant"). Each Warrant will be exercisable for five years and will entitle its holder to purchase three shares of Common Stock at $1.00 per share for every four Units purchased in the PPO. As of the date of this report, the PPO has not closed.

         Also as previously reported, effective March 17, 2006 the Registrant closed on the offer and sale of $997,500 principal amount of its debentures ("Foothills Debentures") to a limited number of accredited investors pursuant to Regulation D. Effective March 22 and 23, 2006, the Registrant closed on the offer and sale of an additional $2,990,000 principal amount of Foothills Debentures. The Foothills Debentures are unsecured, bear interest at the rate of 9% per annum, which interest begins to accrue commencing 120 days from issuance, and are for a term of three years. The Foothills Debentures are payable in consecutive monthly installments of principal and interest, commencing 120 days from the date of their issuance. The Foothills Debentures will become convertible and will automatically convert, as to their outstanding principal amount, into Units upon the simultaneous closing of the Merger and the PPO (and the principal amount of the Foothills Debentures so converted shall be a part of the $7,000,000 proceeds of the PPO). In addition, the Foothills Debentures will become convertible, at the option of the holder, 70 days after the earlier of
(i) termination of the exclusivity period provided for in the Term Sheet, if the Merger has not closed by such date, or (ii) the date of termination or abandonment of the Merger prior to the end of the exclusivity period. The Foothills Debentures will convert into Units at a conversion price of $0.70 per Unit, equal to the price per Unit in the PPO.


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

         If the Registrant defaults under the Foothills Debentures, the full principal amount of the Foothills Debentures, together with interest, will, at the holder's option, become immediately due and payable in cash. In addition, commencing five days after the occurrence of any default that results in the eventual acceleration of the Foothills Debenture, the interest rate will increase to 18% per annum, or such lower maximum amount of interest permitted to be charged under applicable law.

         The Registrant paid sales commissions and related expenses of $84,250 to a registered broker dealer which assisted in the placement of the Foothills Debentures.

         The Registrant used the $2,990,000 derived from its issuance of the additional Foothills Debentures to provide additional bridge financing ("Bridge Financing") to Brasada to enable Brasada to meet its working capital requirements. The Registrant had previously provided $997,500 in Bridge Financing to Brasada. The Bridge Financing is evidenced by a Bridge Note ("Bridge Note") and related documents (collectively, the "Bridge Loan Documents"). The Bridge Note is for a term of 120 days from the initial closing of the Bridge Financing (July 20, 2006) (the "Due Date"), and bears interest at the rate of 9% per annum. The Bridge Note is secured by a perfected security interest and first lien on all of the assets of Brasada, as well as by the deposit into escrow of such number of shares (the "Escrowed Bridge Loan Shares") as shall equal 51% of the issued and outstanding capital stock of Brasada. The security for the Bridge Loan will be released upon the repayment in full of the Bridge Note. Closing of the Merger will be deemed to constitute such repayment in full.

         Brasada will begin making consecutive monthly interest only payments on the Bridge Note of accrued interest commencing 30 days from the closing of the Bridge Financing through the Due Date, at which time Brasada will be required to repay the unpaid principal amount of the Bridge Note, together with accrued and unpaid interest.

         A default by Brasada under the Bridge Note, including but not limited to the failure to close the Merger prior to the Due Date, will cause an increase to the interest rate from 9% to 15% per annum, which increased interest rate will continue until all defaults are cured. In addition, if such default is not cured, the Registrant will be entitled to foreclose on its security interest in the collateral provided for under the Bridge Loan Documents and to obtain delivery of the Escrowed Bridge Loan Shares.

                        Section 2 - Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         Please see the discussion under Item 1.01 of this Report regarding the Foothills Debentures issued by the Registrant, which discussion is incorporated by reference into this Item 2.03.

                          Section 8 - Other Information


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

Item 8.01.  Other Information

         On March 2,  2006,  the  Registrant's  Board of  Directors  declared  a
2.4047592 forward stock split in the form of a dividend. The record date for the stock dividend was March 22, 2006, and the payment date is March 30, 2006.

         In addition, on March 21, 2006 the Registrant's chief executive officer contributed 15,000,000 shares of Common Stock to the capital of the Registrant in order to facilitate transactions contemplated by the proposed Merger.

                  Section 9 - Financial Statements and Exhibit

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit Number                       Description

         10.1                                 Amended and Restated  Bridge  Loan
                                              Promissory Note, dated as of
                                              March 23, 2006


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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     FOOTHILLS RESOURCES, INC.


Date: March 23, 2006                By:    /s/ J. Earl Terris
                                           ------------------------------------
                                           J. Earl Terris
                                           Chairman of the Board of Directors,
                                           Chief Executive Officer and President


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